Investor Presentation April 2023 Exhibit 99.2

Disclaimer For the purposes of this notice, this "presentation" will mean and include the slides, any oral presentation of the slides by members of management of GSR II Meteora Acquisition Corp. ("GSRM") or Lux Vending, LLC d/b/a Bitcoin Depot (the "Company" or "Bitcoin Depot") or any person on their behalf, any question-and-answer session that follows that oral presentation, hard copies of this document and any materials distributed at, or in connection with, that presentation. By attending the meeting where the presentation is made, or by reading the presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this presentation. Confidentiality: This presentation is preliminary in nature and provided solely for informational and discussion purposes only and must not be relied upon for any other purposes. This presentation is intended solely for investors that are qualified institutional buyers (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")), institutional accredited investors (as defined under Regulation D as promulgated under the Securities Act) and eligible institutional investors outside the U.S. and has been prepared for the purposes of familiarizing such investors with the potential business combination (the "Business Combination") between GSRM and the Company and related transactions, including the proposed private offering of GSRM's or the Company's securities (the "PIPE" and together with the Business Combination, the "Proposed Transactions") and for no other purpose. The release, reproduction, publication or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of the Company and GSRM is unlawful and prohibited. Persons who possess this document should inform themselves about and observe any such restrictions. Each recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b- 5 thereunder. By accepting this presentation, each recipient agrees: (i) that the information included in this presentation is confidential and may constitute material non-public information, (ii) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain and (iii) to use this presentation for the sole purpose of evaluating the Company and the Proposed Transactions. No Offer or Solicitation: This presentation and any oral statements made in connection with this presentation do not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, consent or approval in any jurisdiction in connection with the Proposed Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the PIPE will be made only pursuant to a definitive subscription or purchase agreement and will be made in reliance on an exemption from registration under the Securities Act for offers and sales of securities that do not involve a public offering. GSRM and the Company reserve the right to withdraw or amend for any reason any offering and to reject any subscription or purchase agreement for any reason. The communication of this presentation is restricted by law; in addition to any prohibitions on distribution otherwise provided for herein, this presentation is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The contents of this presentation have not been reviewed by any regulatory authority in any jurisdiction. No Representations or Warranties: No representations or warranties, express or implied, are given in, or in respect of, this presentation or as to the accuracy, reasonableness or completeness of the information contained in or incorporated by reference herein. To the fullest extent permitted by law, in no circumstances will GSRM, the Company or any of their respective affiliates, directors, officers, employees, members, partners, stockholders, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, GSRM or any of their respective affiliates, directors, officers, employees, members, partners, stockholders, advisors or agents has independently verified the data obtained from these sources or makes any representation or warranty with respect to the accuracy of such information. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with GSRM, the Company or their respective representatives as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Company, GSRM or the Proposed Transactions. Recipients of this presentation should each make their own evaluation of the Company, GSRM or the Proposed Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Recipients are not entitled to rely on the accuracy or completeness of this presentation and are entitled to rely solely on only those particular representations and warranties, if any, which may be made by GSRM or the Company to a recipient of this presentation or other third party in a definitive written agreement, when, and if executed, and subject to the limitations and restrictions as may be specified therein. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. Any representations, warranties, agreements or covenants between the recipient and any parties involved in the Proposed Transactions will be set forth in definitive agreements by and among such persons. The Company and GSRM expressly disclaim any duty to update the information contained in this presentation, whether as a result of new information, future events or otherwise.

Disclaimer Forward-Looking Statements: This presentation includes "forward-looking statements" within the meaning of the federal securities laws, including, but not limited to, opinions and projections prepared by the Company's and GSRM's management. Forward-looking statements generally relate to future events or the Company's or GSRM's future financial or operating performance, including pro forma and estimated financial information, and other "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). For example, projections of future EBITDA, Adjusted EBITDA and other metrics are forward-looking statements. The recipient can identify forward-looking statements because they typically contain words such as "outlook," "believes," "expects," " will," "projected," "continue," "increase," "may," "should," "could," "seeks," "predicts," "intends," "trends," "plans," "estimates," "anticipates" or the negatives or variations of these words or other comparable words and/or similar expressions (but the absence of these words and/or similar expressions does not mean that a statement is not forward-looking). These forward-looking statements specifically include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, potential benefits of the Proposed Transactions and the potential success of the Company's strategy and expectations related to the terms and timing of the Proposed Transactions. Forward-looking statements, opinions and projections are neither historical facts nor assurances of future performance. Instead, they are based only on the Company's and GSRM's current beliefs, expectations and assumptions regarding the future of their respective businesses and of the combined company, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company's or GSRM's control. These uncertainties and risks may be known or unknown. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: changes in domestic and foreign business, financial, political and legal conditions; the parties’ ability to consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of GSRM is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Bitcoin Depot; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; the future financial performance of the combined company following the Business Combination; Bitcoin Depot's ability to manage future growth; Bitcoin Depot's ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its business; the effects of competition on Bitcoin Depot's future business; the amount of redemption requests made by GSRM's public stockholders; the ability of GSRM or the combined company to issue equity or equity-linked securities, to obtain debt financing or refinance existing indebtedness on satisfactory terms, or otherwise raise financing in connection with the Business Combination or in the future; the combined company’s public securities liquidity and trading; market adoption and future performance of cryptocurrencies; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in GSRM's final initial public offering prospectus dated February 24, 2022 and its most recent Annual Report on Form 10-K for the year ended December 31, 2022, in each case, under the heading "Risk Factors," and other documents of GSRM filed, or to be filed, from time to time with the Securities and Exchange Commission (the “SEC”). If any of these risks materialize or the Company's or GSRM's assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements contained herein. In addition, forward-looking statements reflect the Company's and GSRM's expectations and views as of the date of this presentation. The Company and GSRM anticipate that subsequent events and developments will cause their respective assessments to change. However, while the Company and GSRM may elect to update these forward-looking statements in the future, each of them specifically disclaims any obligation to do so. Accordingly, you should not place undue reliance on the forward-looking statements, which speak only as of the date they are made. Use of Projections: This presentation contains financial forecasts with respect to the Company's projected financial results. Such projected financial information constitutes forward-looking information, is included for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent auditors of the Company and GSRM have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they have expressed no opinion and have not provided any other form of assurance with respect thereto for the purpose of this presentation. Financial Information; Non-GAAP Measures: Certain of the financial information and data contained in this presentation have not been subject to a completed audit and do not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement or prospectus that may be filed with the SEC. This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to, EBITDA, Adjusted EBITDA, Adjusted Gross Profit and certain ratios and other metrics derived therefrom. The Company defines (i) EBITDA as earnings before interest expense, taxes, depreciation and amortization and (ii) Adjusted EBITDA as EBITDA further adjusted by the removal of certain non-recurring costs and assumed public company costs. The Company defines Adjusted Gross Profit as revenue less cost of revenue (excluding depreciation and amortization). These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Such measures may not be indicative of the Company's historical operating results nor are such measures meant to be predictive of future results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. As such, undue reliance should not be placed on these non-GAAP financial measures.

Disclaimer The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation and/or to the appendix found at the end of this presentation for more details regarding the calculations of such measures and/or for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Industry and Market Data: In this presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. Neither the Company nor GSRM has independently verified the accuracy or completeness of any such third-party information. Trademarks and Trade Names: The Company and GSRM own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with the Company or GSRM, or an endorsement or sponsorship by or of the Company or GSRM. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, ™ or SM symbols, but such references are not intended to indicate, in any way, that the Company or GSRM will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Additional Information About the Proposed Business Combination and Where to Find It: The Business Combination will be submitted to stockholders of GSRM for their consideration. GSRM has filed a preliminary proxy statement of GSRM with the SEC, copies of which will be mailed (if and when available) to all GSRM stockholders once definitive. GSRM also plans to file other documents with the SEC regarding the Business Combination. GSRM will mail copies of the definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. GSRM's stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, as well as all other relevant materials filed or that will be filed with the SEC, in connection with GSRM's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about GSRM, Bitcoin Depot and the Business Combination. Stockholders may also obtain a copy of the preliminary proxy statement or, when available, the definitive proxy statement, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by GSRM, without charge, at the SEC's website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com. Participants in the Solicitation: GSRM, Bitcoin Depot and certain of their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from GSRM's stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation GSRM's stockholders in connection with the Proposed Transactions is set forth in GSRM’s preliminary proxy statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of GSRM's directors and executive officers in GSRM's most recent Annual Report on Form 10-K for the year ended December 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement and other relevant materials filed with the SEC when they become available. Stockholders, potential investors and other interested persons should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

GSR II Meteora Acquisition Corp (“GSRM”) completed its IPO in March 2022 with $321 million cash-in-trust Highly experienced sponsor team with extensive SPAC transaction credentials  Members of GSRM team have advised on 22 SPAC mergers that have closed within the last 3 years alone, and have served as officers of 4 SPACs  GSRM Team Overview Gus Garcia Co-CEO & Director Lewis Silberman Co-CEO & Director Anantha Ramamurti President & Director Joseph Tonnos CFO Yuya Orime Senior Vice President

Bitcoin Depot IS NOT… What Bitcoin Depot IS and IS NOT Bitcoin Depot IS… An Easy Way to Convert Cash to Bitcoin A Vendor of Security Tokens (only sells BTC) û Proactively Employing Robust Compliance, AML, and KYC Protocols A Crypto Exchange, Miner, or Lender û A Company with a History of Profitability, with Multiple Growth Opportunities Historically Correlated to Bitcoin Prices  û A Federally-Licensed Money Services Business / State-Licensed Money Transmitter (1) û A Custodian of Customer’s Digital Assets (1) Bitcoin Depot operates in states where it has obtained the requisite licenses to the extent that the laws and regulations of such states clearly indicate that a license is required or where state regulators have advised it that it needs a license to operate.

Transaction Overview

Key Transaction Terms

- Transaction will result in approximately $170 million of cash (assuming 0% redemption) added to Bitcoin Depot's balance sheet to go toward funding its business plan.
- Earn-out of 15 million shares outstanding at close issued to existing Bitcoin Depot shareholders vested equally at pro forma share prices of $12, $14, and $16.
- The stock consideration to be issued to the existing Bitcoin Depot shareholders shall be a separate class that will have ten votes per share.
- $15mm minimum for secondary and potentially higher depending on various waterfalls relating to paydown of debt and retention of cash by Bitcoin Depot.

Illustrative Post-Transaction Ownership (1)



0% Redemption
80% Redemption (2)
7%
42%
51%
10%
19%
71%
Bitcoin Depot Shareholders
GSRM Public Shareholders
GSRM Sponsor

	Redemption Scenarios	
Illustrative Pro Forma Valuation (3)	**0%**	**80%** (2)
Redemption Price	**$10.29**	**$10.29**
Pro Forma Shares Outstanding (mm)	87.2	61.9
Pro Forma Equity Value	**$897**	**$637**
(+) Existing Net Debt (4)	25	25
(-) New Cash to Balance Sheet	(172)	(16)
Pro Forma Enterprise Value	**$750**	**$646**

Illustrative Sources and Uses		
Sources		
GSRM Cash in Trust	$325	$65
Bitcoin Depot Equity Rollover	454	454
Total Sources	**$779**	**$519**
Uses		
Bitcoin Depot Equity Rollover	$454	$454
Cash to Equityholders	130	26
Cash to Balance Sheet	172	16
Fees & Expenses (5)	23	23
Total Uses	**$779**	**$519**

(1) Excluding earn-out of the existing Bitcoin Depot shareholders and deferred founder shares. GSRM Public Shareholders include GSRM rights and potential additional issuances to equity holders. Does not reflect the impact from potential dilution from GSRM public warrants and Sponsor warrants.
(2) Redemption scenarios are illustrative and subject to minimum cash and other closing conditions.
(3) Pro Forma valuation at $10.29 per share.
(4) Balance as of December 31, 2022.
(5) Fees and expenses are preliminary and subject to confirmation. Estimated figures include outstanding debt that need to be paid off in connection with the consummation of this transaction and BitAccess Contribution amount.

BITCOIN DEPOT
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Recent Key Business Updates – CY2022

CY2022 Business Performance

- Revenue increased by 18% YoY to **$647mm**
- Net Income = $4mm
- Adjusted Gross Profit = $72mm [(1)]
- Adjusted EBITDA = $41mm [(1)]
- Recently announced **multiple partnerships with convenience store brands** with locations spanning across several states, including FastLane, Gas Express, High's, Majors Management, Stinker Stores, GetGo® Café + Market, and Jacksons Food Stores

(1) Adjusted Gross Profit and Adjusted EBITDA are non-GAAP measures. Please see appendix.

BITCOIN DEPOT
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Recent Key Business Updates – Strong Q1 Preliminary Results

CY2023 Q1 Business Performance

- Revenue = $163 – 165 million, up 9 – 10% sequentially and 5 – 6% YoY
- Net Income = $5 – $6 million, compared to a loss of $3 million and a loss of $1 million in CY2022 Q1 and Q4, respectively
- Adjusted EBITDA (1) = $13 – 14 million, up 14 – 22% sequentially and 117 – 133% YoY
- Adjusted EBITDA Margin (1) = 57 – 58% (As % of Adjusted Gross Profit (2))
- During CY2023 Q1, we completed the software conversion to BitAccess across our full BTM fleet
  - The conversion vertically integrates our hardware and software, significantly reduces operating cost, and provides flexibility for new functionality
  - This conversion makes us one of the first companies in the industry to complete a full software conversion across more than a few hundred Bitcoin ATMs

Note: The preliminary financial information for the three months ended March 31, 2023 is based upon our estimates and subject to completion of our financial closing procedures. Moreover, these data have been prepared solely on the basis of currently available information by, and are the responsibility of, Bitcoin Depot. Our independent registered public accounting firm, KPMG, has not audited or reviewed, and does not express an opinion with respect to, these data. This summary is not a comprehensive statement of our financial results for this period, and our actual results may differ materially from these estimates due to the completion of audit closing procedures. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control.

(1) Adjusted EBITDA is a non-GAAP measure. Please see appendix.
(2) Adjusted Gross Profit is a non-GAAP measure. Please see appendix.

BITCOIN DEPOT

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Company Overview

BRINGING BITCOIN to the MASSES Mission

Entrepreneurial and Visionary Management Team Scott Buchanan Chief Operating Officer Jason Sacco VP of Operations Bill Knoll Head of Product Mark Smalley Chief Compliance Officer Brandon Mintz Founder & Chief Executive Officer Sarah Wessel VP of Sales Cash to Crypto Glen Leibowitz Chief Financial Officer

Note: Metrics are as of December 31, 2022, unless noted otherwise. Bitcoin ATM. Since inception of Bitcoin Depot in 2016. Leading BTM (1) operator providing a simple and convenient process to convert cash into cryptocurrency Bitcoin Depot at a Glance 24k Monthly Active Users Total Transactions Completed (2) 2.7M $1.5B Total Transacted Volume (2) Installed Kiosks in North America (5) Same-Kiosk Sales (4) $41M CY2022 Adjusted EBITDA (3) 48 U.S. States 10 Canadian Provinces $647m +18% YoY CY2022 Revenue $41m +39% YoY CY2022 Adj. EBITDA (3) 86% (3)  As of December 31, 2022. Adjusted EBITDA is a non-GAAP measure. Please see appendix. (4)  Source: Coinatmradar.com as of April 21, 2023. https://coinatmradar.com/charts/top-operators/united-states/ and https://coinatmradar.com/charts/top-operators/canada/ (5) As of March 31, 2023. Significant BTM Operator by Market Share (4) Profitable Growth ~6.4K

Cash Remains Integral Part of Economy

20%

Share of Payments in Cash (2021) (1)

29%

% of U.S. Adults Preferring to Use Cash to Pay for Goods (2)

Share of Payments Use for All Payments (by Number) (1)


2016
31%
18%
27%
10%
13%
2017
31%
22%
27%
10%
11%
2018
26%
23%
28%
11%
11%
2019
26%
24%
30%
11%
9%
2020
19%
27%
28%
12%
11%
2021
20%
28%
29%
11%
9%
0%
20%
40%
60%
80%
100%
: Cash
: Credit
: Debit
: ACH
: Mobile Payment App
: Other

Currency in Circulation (U.S.) (3)


($ Trillion)
+8% CAGR
$1.7
$1.8
$2.1
$2.2
$2.3
2018
2019
2020
2021
2022

(1) Emily Cubides & Shaun O'Brien, 2022 Findings from the Diary of Consumer Payment Choice, Federal Reserve Bank of San Francisco FedNotes (May 5, 2022), https://www.frbsf.org/cash/publications/fed-notes/2022/may/2022-findings-from-the-diary-of-consumer-payment-choice/.

(2) 2020 Travis Credit Union Cash Survey, https://www.traviscu.org.

(3) Board of Governors of the Federal Reserve System (US), Currency in Circulation [CURRCIR], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CURRCIR, Jan. 12, 2023.

BITCOIN DEPOT

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Get Bitcoin in a Minute TM 1 2 3 4 Mobile App At Kiosk Setup a Bitcoin Wallet Choose Crypto Amount Scan Digital Wallet Receive Crypto Create Un-Hosted Bitcoin Depot Wallet or Link Other Digital Wallet Click “Buy Crypto” and  Choose the Amount to Purchase Scan the QR Code on Kiosk Insert Cash and Click “Finish”

Flow of Funds – Bitcoin ATM When a user inserts cash into kiosk, we initiate a transaction on the blockchain to send Bitcoin from our hot wallet into the wallet of the user's choosing (Bitcoin Depot-branded (un-hosted, non-custodial) wallet or other third-party) Cash in kiosks is collected at predetermined intervals by armored transport partners Bitcoin Depot replenishes its hot wallets periodically with API-based purchases from Cumberland DRW and other liquidity providers Bitcoin Depot will generally hold less than $500,000 in Bitcoin at any given time 1 2 Cash Digital Wallet (We never take custody of user’s wallet) Bitcoin Depot BTM User 1 Bitcoin Cash 2 2 Liquidity Providers Bitcoin 1 Bitcoin Hot Wallet Bitcoin Hot Wallet

Key Use Cases for Bitcoin Depot (1) Customers use the Bitcoin Depot mobile app to access several dynamic tools that are key to the cryptocurrency user experience Why Our Users Love Us International Remittance (2) Domestic Money Transfer (2) Investment / Store Value Online Purchases Online Exchanges Account Setup Time 1 Minute 3+ Days Time to Receive First Crypto Purchase < 1 Hour 3+ Days Accessible Without a Bank Account ü X Accepts Cash ü X Customer Support via Phone / Texts ü X Bitcoin Depot vs. Online Crypto Exchanges (1) Representative user experience. Thousands of Convenient Locations Simple & Quick Account Set Up Bitcoin Available in Minutes Responsive Customer Support Transact Without a Bank Account Intuitive Mobile App

Overview of Our Users User Survey Data (1) Based on our user survey data as of December 15, 2022, with start date of August 15, 2022. n=625 except question regarding gender, in which case n=616. User Engagements Median Kiosk Transaction Size Customer Use Cases of Bitcoin Age Gender Income Level ~2/3 of Our Users Are Mainly Using Bitcoin for Remittance and Online Purchases

Benefits to Retailers Retailer Distribution Overview Why Our Partners Love Us Small Kiosk Footprint (2’ x 2’ ft) Increased Average Customer Spend Predictable Monthly Rent Increased Retail Store Foot Traffic Minimal Out-of-Pocket Cost (1) Hands-off: Bitcoin Depot Manages Entire Process Transaction Volume Breakdown (CY2022) Other Retail Chains Kiosk uses standard outlet in store; cost to power is de minimis.

Setting the Bar with our Compliance Practices and Standards Bitcoin Depot's compliance team takes a proactive approach to industry requirements, monitoring and reporting suspicious activities and working closely with law enforcement as required Bitcoin Depot has established robust multi-layer compliance procedures, including KYC (Know-Your-Customer) and AML (Anti-Money Laundering) programs Bitcoin Depot has robust transaction monitoring systems to analyze transactions in real-time, taking advantage of the rich transaction data from its own network and on the blockchain Compliance is a Core Value for Bitcoin Depot 13 Compliance Personnel ~100 Years of Combined Compliance Experience

People: Experienced Compliance Team Bitcoin Depot’s compliance team has experience in AML, KYC, BSA (Bank Secrecy Act), and OFAC (Office of Foreign Assets Control) compliance Bitcoin Depot utilizes Blockchain analysis and works with various third parties for transaction monitoring and case management Bitcoin Depot coordinates closely with financial regulators, screening for blacklisted individuals and wallets Bitcoin Depot regularly files Currency Transaction Reports and Suspicious Activity Reports Accounts are verified at the time of creation with ongoing transaction monitoring and screening against sanctions lists Transaction review includes ID, wallet check, OFAC screening, FinCEN reporting, and screening/reporting via third-party compliance software Bitcoin Depot Compliance Infrastructure Communication: Proactive Dialogue with Regulatory Agencies Technology: Multi-Layer Compliance Procedures

Investment Highlights

Investment Highlights Network of Approx. 6,400 Kiosks (1) for Converting Cash to Digital Currency, with Convenient, High-Performing Locations 2 Beneficiary of Megatrend: Broadening Adoption of Cryptocurrencies  1 Transaction Volumes Are Not Historically Correlated to the Price and Volatility of Bitcoin 4 Attractive Combination of Historical Growth and Current Profitability with Demonstrated Track Record of Success 3 Primed for Unique Growth Opportunities Through Strong Partnerships, Consolidation of Highly-Fragmented Market and International Expansion 5 1 2 3 4 5 As of March 31, 2023.

Growth of Global Bitcoin ATM Market (1) Source: Coinatmradar.com as of January 1, 2023. https://coinatmradar.com/charts/growth/, website accessed on January 1, 2023. (2) Source: Glassnode and corporate filings. Annual Transaction Volume ($bn) by Payment Network (2021) (2) Digital Asset Market Tailwinds +85% CAGR # of BTMs 1 2 3 4 5

Source: Coinatmradar.com as of April 21 2023. The source only accounts for cash-to-Bitcoin ATMs; therefore, excluding LibertyX and Coinme from the chart. https://coinatmradar.com/country/226/bitcoin-atm-united-states/, https://coinatmradar.com/charts/top-operators/united-states/ and https://coinatmradar.com/charts/top-operators/canada/ (2) Internal analysis; based on similar population size in state of Florida. (3) As of March 31, 2023. Bitcoin Depot currently operates approximately 6,400 kiosks (3) in 48 U.S. states and 10 Canadian provinces Our kiosks and BDCheckout access points are located in zip codes addressing over 53% of US population Pending license application in New York State, which represents a large market opportunity (less than 300 BTMs statewide as of January 1, 2023) (1) We believe the state’s population could potentially support 2,500-3,000 BTMs over time (2) Bitcoin Depot has Leading BTM Market Share in North America 1 2 3 4 5 Top Bitcoin ATM Operators (United States) (1) Top Bitcoin ATM Operators (Canada) (1) HODL (21%) (15%) (13%) (7%) (7%) (4%) (3%) (3%) (3%) (2%) (33%) (9%) (8%) (7%) (7%) (6%) (5%) (5%) (5%) (3%)

Bitcoin Depot is Circle K’s Exclusive BTM Provider We Partner with Major Retailers (1) (1) Via a partnership with payment processing provider. Select partners represented. Over 1,700 kiosks deployed across U.S. and Canada as of December 2022  Circle K has over 9,000 stores in North America, with over 4,800 stores in Europe and other International markets Robust Retail Partnerships Pave Our Path for Further Growth “Our partnership with Bitcoin Depot further builds on our commitment, giving our brand an important, early presence in the fast-growing cryptocurrency marketplace as a convenient destination where customers can buy Bitcoin.” Denny Tewell, Senior Vice President Global Merchandise and Procurement Leading Retail Outlets 4.6k+ Independent Retailers Store count https://corpo.couche-tard.com/en/our-company/where-we-operate/ Major Convenience Store Chains Largest Privately Owned U.S. Gas Station Chain Fortune 500 U.S. Gas Station Chain Fortune 500 Specialty Retailer 1 2 3 4 5

Demonstrated Track Record of Success 1 2 3 4 5 2016 2017 2018 2019 2020 2021 2022 $32M $68M $16M $2M $245M $549M $647M Bitcoin Depot is founded and first BTMs purchased By the end of 2016, Bitcoin Depot orders an additional 41 BTMs, making the Company a top 5 operator at the time by market share Bitcoin Depot begins using a sophisticated cryptocurrency management process to reduce its exposure to volatility in cryptocurrency prices By the end of 2019, the Company nearly triples the size of its kiosk network to over 500 BTMs across 30 U.S. states Announced Exclusive Partnership with Achieved No.1 BTM Operator by Market Share in the U.S. (1) Introduced : Revenue Source: Coinatmradar.com as of January 1, 2023. https://coinatmradar.com/charts/top-operators/united-states/ Projecting 37% EBITDA growth in 2022, deploying only 261 new kiosks

Factset as of December 31, 2022. Transaction Volumes Decoupled from Bitcoin Prices Total Transaction Volume ($mm) Bitcoin Price (1) ($’000) 1 2 3 4 5 Total Transaction Volume Bitcoin Price (1)

Transaction Volume by Kiosk Cohort Transaction Volume ($mm) +28% +39% +18% +101% Initial Year Transaction Volume 2022 Transaction Volume # of Kiosks: 2017 Cohort 62 CAGR (1) Calculated since the initial deployment years for respective cohort groups. Annual Cohort 1 2 3 4 5 +15% 2018 Cohort 66 2019 Cohort 338 2020 Cohort 908 2021 Cohort 5,270

  Cryptocurrencies “At The Register” 1 2 3 4 5 Find a Location Find a potential location Select an Amount Select an amount to purchase, transaction limits are displayed here Bring barcode to scan at retailer’s register Once purchased, users will receive Bitcoin in their wallet As of December 31, 2022. We signed an agreement with an industry leading global payments technology company, allowing customers to purchase crypto at over 8,000 retail locations across 22 states and Puerto Rico (1) Agreements with retailers that have over 18,000 locations (1) Through this relationship, we can scale our customer reach with limited capital expenditure Pay at Register Complete Transaction

Projected Cost Savings & cATM Software U.S. Market Share (1) Source: Coinatmradar.com as of August 3, 2022. https://coinatmradar.com/charts/top-operators/united-states/ Market share data is giving effect to conversion of Bitcoin Depot kiosks. In Q3 2021 Bitcoin Depot acquired a majority interest in BitAccess, a leading BTM operating system provider During Q1 2023, we completed the software conversion to BitAccess across our full BTM fleet A Leading BTM Operating System Provider Reduce cost of software to operate deployed kiosks Broad use of BitAccess OS eases integration of future operators into Bitcoin Depot’s operations Build out in-house software and operational capabilities Estimated $4M+ Annual Cost Savings Potential Benefits to Bitcoin Depot Increase Vertical Integration Kiosk Software Operator Panel All Other Operators (2) 1 2 3 4 5

Multiple Future Growth Opportunities Credit/Debit Transactions on BTMs Buy/Sell Cryptos on Traditional Cash ATMs International Expansion Industry Consolidation B2B Software and Data Solutions Additional Consumer- Facing Financial Services 1 2 3 4 5 Note: Majority of these initiatives are not included in the projections.

Note: Majority of revenue is represented by total transacted volume at kiosks. Adjusted Gross Profit is a non-GAAP measure. Please see appendix. Adjusted EBITDA is a non-GAAP measure. Please see appendix. Financial Summary Majority of revenue is represented by total transacted volume at kiosks Approximately []% of our revenue is represented by a, b, c Gross Profit is net of Kiosk COGS, rents paid to retail partners, Kiosk software, and armored truck fees, among other things Revenue assumptions reflect: Projected transaction volume in each deployed kiosk, based on the historical performance of kiosks which have been already deployed Projected growth in number of kiosks to be deployed

Transaction Overview

Transaction Overview

Key Transaction Terms

- Transaction will result in approximately $170 million of cash (assuming 0% redemption) added to Bitcoin Depot's balance sheet to go toward funding its business plan.
- Earn-out of 15 million shares outstanding at close issued to existing Bitcoin Depot shareholders vested equally at pro forma share prices of $12, $14, and $16.
- The stock consideration to be issued to the existing Bitcoin Depot shareholders shall be a separate class that will have ten votes per share.
- $15mm minimum for secondary and potentially higher depending on various waterfalls relating to paydown of debt and retention of cash by Bitcoin Depot.

Illustrative Post-Transaction Ownership (1)


0% Redemption
7%
42%
51%
80% Redemption (2)
10%
19%
71%
Bitcoin Depot Shareholders
GSRM Public Shareholders
GSRM Sponsor

	Redemption Scenarios	
Illustrative Pro Forma Valuation (3)	**0%**	**80%** (2)
Redemption Price	**$10.29**	**$10.29**
Pro Forma Shares Outstanding (mm)	87.2	61.9
Pro Forma Equity Value	**$897**	**$637**
(+) Existing Net Debt (4)	25	25
(-) New Cash to Balance Sheet	(172)	(16)
Pro Forma Enterprise Value	**$750**	**$646**

Illustrative Sources and Uses		
Sources		
GSRM Cash in Trust	$325	$65
Bitcoin Depot Equity Rollover	454	454
Total Sources	**$779**	**$519**
Uses		
Bitcoin Depot Equity Rollover	$454	$454
Cash to Equityholders	130	26
Cash to Balance Sheet	172	16
Fees & Expenses (5)	23	23
Total Uses	**$779**	**$519**

(1) Excluding earn-out of the existing Bitcoin Depot shareholders and deferred founder shares. GSRM Public Shareholders include GSRM rights and potential additional issuances to equity holders. Does not reflect the impact from potential dilution from GSRM public warrants and Sponsor warrants.
(2) Redemption scenarios are illustrative and subject to minimum cash and other closing conditions.
(3) Pro Forma valuation at $10.29 per share.
(4) Balance as of December 31, 2022.
(5) Fees and expenses are preliminary and subject to confirmation. Estimated figures include outstanding debt that need to be paid off in connection with the consummation of this transaction and BitAccess Contribution amount.

BITCOIN DEPOT
35

Bitcoin Depot: 2022 Relative Performance Update

Annotated Bitcoin Price Chart



Bitcoin Price ($ '000)
$60
$50
$40
$30
$20
$10
$0
Mar 31
$45,735
May 9: Stablecoin TerraUSD loses 1-to-1 dollar peg, causing mass liquidations
Jul 1: Three Arrows Capital files for Chapter 15 bankruptcy
Jul 5: Voyager Digital Assets files for Chapter 11 bankruptcy
Aug 4: BlackRock announces partnership with Coinbase to provide institutional clients with access to crypto trading, limited to Bitcoin
Nov 11: FTX and Alameda Research filed bankruptcy
Dec 20: Core Scientific filed bankruptcy
Sep 30
$19,699
(56.9)% vs. Q1
Dec 31
$16,498
(63.9)% vs. Q1
Mar 17: Fed announced first rate hike in years of 25bps, bringing the Fed Funds rate to 0.25%-0.50%
Jun 12: Celsius pauses all withdrawals, swaps and transfers between customer accounts
Jun 30
$18,760
(59.0)% vs. Q1
Sep 15: Ethereum 'Merge' is completed, transitioning the cryptocurrency to more sustainable model requiring 99%+ less energy consumption
Nov 28: BlockFi filed bankruptcy
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22

Avg. Price	Q1: $41,498	Q2: $32,232	Q3: $21,208	Q4: $17,953
% all-time high (1)	60%	47%	31%	26%

2022 Revenue Trends

Company	Q1 2022 ($M)	Q2 2022 (%Change vs. Q1)	Q3 2022 (%Change vs. Q1)	Q4 2022 (%Change vs. Q1)
BITCOIN DEPOT	$155	7.7%	13.0%	(3.4)%
coinbase	1,166	(30.7)%	(49.4)%	(46.1)%
RIOT	80	(8.6)%	(42.0)%	(24.6)%
HIVE	53	(16.9)%	(44.3)%	(73.1)%
MARATHON DIGITAL HOLDINGS	52	(51.8)%	(75.5)%	(45.1)%

BITCOIN DEPOT

Source: FactSet, Company Info.
(1) All-time high price of $68,789.63 on Nov 10, 2021.

36

Source: Factset as of April 19, 2023. Note: Block’s EBITDA margin is presented as a percentage of Gross Profit. (Block’s Bitcoin Sales are reported on gross transaction basis while other companies’ Revenue figures are reported on net fee basis). Bitcoin Depot’s Market Cap and Enterprise Value assume 80% redemption scenario. Market Capitalization calculated based on fully diluted shares outstanding. Enterprise Value calculated as Equity Value plus Net Debt (Total Debt less Cash & Cash Equivalents) and Non-Controlling Interest. Detailed Comparable Companies Statistics

Key Business Takeaways Mainstreaming of Cryptocurrency and Digital Assets #1 Bitcoin ATM Operator in North America with Approximately 6,400 Kiosks (1) Key Retail Relationships, Highlighted by Circle K Multiple Service Offerings and Geographic Expansion Opportunities Driving Growth Meaningful Revenue Scale and Currently Profitable Transaction Volumes Are Not Historically Correlated to the Price and Volatility of Bitcoin As of March 31, 2023.

Appendix

Reconciliation of Non-GAAP Financials Note: Non-GAAP financials are unaudited figures. The preliminary financial information for the three months ended March 31, 2023 is based upon our estimates and subject to completion of our financial closing procedures. Moreover, these data have been prepared solely on the basis of currently available information by, and are the responsibility of, Bitcoin Depot. Our independent registered public accounting firm, KPMG, has not audited or reviewed, and does not express an opinion with respect to, these data. This summary is not a comprehensive statement of our financial results for this period, and our actual results may differ materially from these estimates due to the completion of our financial closing procedures, final adjustments, completion of the audit of our financial statements and other developments that may arise between now and the time the audit of our financial statements is completed. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control.  Cost of Revenue (excluding Depreciation & Amortization) consists primarily of direct costs related to selling digital assets and operating Bitcoin Depot’s network of kiosks, excluding depreciation and amortization. Non-recurring expenses include, but are not limited to, those relating to legal and accounting services and recruiting fees.

Historical Balance Sheet Summary